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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-93030) pertaining to the Timber Lodge Steakhouse, Inc. 1993 Stock Option Plan of our report dated February 13, 1998, with respect to the financial statements of Timber Lodge Steakhouse, Inc. included in its Annual Report (Form 10-KSB/A-2) for the year ended December 31, 1997.

                                                 /s/ ERNST & YOUNG LLP
                                          --------------------------------------
                                                    Ernst & Young LLP

Minneapolis, Minnesota
July 10, 1998